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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2003


                           ETHAN ALLEN INTERIORS INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                        1-11692                06-1275288
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
        incorporation)                                       Identification No.)



                ETHAN ALLEN DRIVE
                   DANBURY, CT                                06811
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (203) 743-8000



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             Exhibit Number          Description
             --------------          -----------
             99.1                    Press Release dated February 20, 2003.



ITEM 9.  REGULATION FD DISCLOSURE.

         On February 20, 2003, Ethan Allen Interiors Inc. issued a press release concerning its plans to consolidate three manufacturing plants. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ETHAN ALLEN INTERIORS INC.


Date: February 21, 2003                 By:   /s/ M. Farooq Kathwari
                                           -------------------------------------
                                              M. Farooq Kathwari
                                              Chairman, Chief Executive Officer
                                              and Director




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                                  EXHIBIT INDEX


Exhibit
Number            Description
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99.1              Press Release dated February 20, 2003.




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